EXHIBIT 10(a)

Schedule of Executive Officers who are Parties
to the Amended and Restated Severance Agreements in the Forms Filed as
Exhibit 10(e) to the Company’s Annual Report on Form 10-K
For the Fiscal Year Ended December 31, 2010

Form A of Severance Agreement

John G. Morikis

Form B of Severance Agreement

None

Form C of Severance Agreement

Justin T. Binns
Jane M. Cronin
Mary L. Garceau
Thomas P. Gilligan
James R. Jaye
Karl J. Jorgenrud
Allen J. Mistysyn
Heidi G. Petz
Todd D. Rea
Joseph F. Sladek
Bryan J. Young